UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2004

The Scotts Company LLC Retirement Savings Plan

(Exact name of registrant as specified in its charter)

Not Applicable	033-47073	31-1414921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14111 Scottslawn Road, Marysville, Ohio 43041
(Address of principal executive offices) (Zip Code)

(937) 644-0011
(Registrant’s telephone number, including area code)

The Scotts Company Retirement Savings Plan
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

     On December 2, 2004, PricewaterhouseCoopers LLP (“PwC”) was dismissed as the independent registered public accounting firm for The Scotts Company Retirement Savings Plan (now known as The Scotts Company LLC Retirement Savings Plan) (the “Plan”). At a meeting held on December 2, 2004, the Audit Committee of the Board of Directors of The Scotts Company dismissed PwC as the independent registered public accounting firm of The Scotts Company, which included PwC’s role as the independent registered public accounting firm for the Plan. The Scotts Company is the public company predecessor to The Scotts Miracle-Gro Company, the issuer whose securities have been held pursuant to the Plan since the consummation of the restructuring of The Scotts Company’s corporate structure into a holding company structure effective March 18, 2005.

     The reports of PwC on the financial statements of the Plan as of and for the years ended December 31, 2003 and 2002 did not contain any adverse opinion or any disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

     During the years ended December 31, 2003 and 2002, and through December 2, 2004, (a) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with respect to the Plan which, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of the disagreement in connection with PwC’s reports on the Plan’s financial statements; and (b) there were no reportable events as defined in Item 304(a)(1)(v) of SEC Regulation S-K.

     The Plan provided PwC with a copy of the foregoing disclosures and requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the aforementioned statements. Attached as Exhibit 16 is a copy of PwC’s letter, furnished in response to that request.

     On May 13, 2005, the Plan engaged Meaden & Moore, Ltd. as the Plan’s independent registered public accounting firm for the year ended December 31, 2004.

     During the years ended December 31, 2003 and 2002 and through May 13, 2005, neither the Plan nor anyone on the Plan’s behalf consulted with Meaden & Moore, Ltd. regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, in respect of the Plan; (ii) the type of audit opinion that might be rendered on the Plan’s financial statements; or (iii) any of the other matters or events described in Item 304(a)(2)(i) and (ii) of SEC Regulation S-K as they relate to the Plan.

Item 9.01. Financial Statements and Exhibits.

     (a) Financial statements of businesses acquired:

          Not applicable.

     (b) Pro forma financial information:

          Not applicable.

     (c) Exhibits:

Exhibit No.	Description

16	Letter to the Securities and Exchange Commission from PricewaterhouseCoopers LLP, dated June 27, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS COMPANY LLC RETIREMENT SAVINGS PLAN
(formerly known as The Scotts Company Retirement
Savings Plan)

Dated:	June 29, 2005	By: /s/ Christopher L. Nagel Printed Name: Christopher L. Nagel Title: Executive Vice President and Chief Financial Officer of The Scotts Company LLC and Member of Administrative Committee

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated June 29, 2005

The Scotts Company LLC Retirement Savings Plan
(formerly known as The Scotts Company Retirement Savings Plan)

Exhibit No.	Description

16	Letter to the Securities and Exchange Commission from PricewaterhouseCoopers LLP, dated June 27, 2005